Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted) James Thorburn, Chief Executive Officer and Perry J. Grace, Chief Financial Officer of ZiLOG, Inc., each hereby certifies that to the best of his knowledge:

1) The Company’s Annual Report on Form 10K for the period ended March 31, 2006, to which this Certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents in all material aspects the financial condition and results of operations of ZiLOG, Inc. for the period covered by the Report.

Date: June 26, 2006

By:	/s/ PERRY J. GRACE
Perry J. Grace Chief Financial Officer
By:	/s/ JAMES THORBURN
James Thorburn Chairman and Chief Executive Officer